Exhibit 10.1

LICENSE AND OPTION AGREEMENT

BETWEEN

VALENTIS, INC.

AND

SCHERING AG

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INDEX

Background

Part I:	Definitions

ARTICLE 1 DEFINITIONS

Part II:	License for [***]

ARTICLE 2 LICENSE GRANT
2.1 Grant
2.2 Limitations
2.3 Exclusivity

ARTICLE 3 DEVELOPMENT
3.1 Development by Schering
3.2 Diligence

ARTICLE 4 SUPPLY OF ELECTROPORATION DEVICES

ARTICLE 5 CONSIDERATION LICENSE [***]
5.1 License Fee
5.2 Milestone Payments
5.3 Royalty Payments
5.4 Third Party Royalties

Part III:	Option Gene X

ARTICLE 6 OPTION GRANT GENE X
6.1 Grant
6.2 Exercise of the Option; naming of Gene X
6.3 Option Fee
6.4 Research License
6.5 Exclusivity

Part IV:	Option [***]

ARTICLE 7 OPTION GRANT [***]
7.1 Grant
7.2 Exercise of the Option

7.3 Option Fee
7.4 Research License

ARTICLE 8 DEVELOPMENT

ARTICLE 9 CONSIDERATION LICENSE [***]
9.1 License Fee
9.2 Milestone Payments
9.3 Royalty Payments
9.4 Third Party Royalties

Part V:	General Provisions

ARTICLE 10 TECHNOLOGY TRANSFER
10.1 Transfer of Technical Information and Supplies
10.2 Technical Assistance
10.3 Restricted Use

ARTICLE 11 GRANTBACK LICENSE
11.1 Grant
11.2 Sublicenses
11.3 Improvement Patents

ARTICLE 12 IMPROVEMENTS; INFORMATION EXCHANGE
12.1 Principle
12.2 Annual updates
12.3 Ad hoc notifications
12.4 Valentis Improvements
12.5 Schering Information and Data
12.6 Adverse Drug Reactions

ARTICLE 13 SUBSTITUTION OF GENES
13.1 Substitution by Backup Genes
13.2 Election of Backup Genes
13.3 [***]

ARTICLE 14 SUB-LICENSES

ARTICLE 15 REPORTS AND PAYMENT PROVISIONS
15.1 Reports and Payments
15.2 Mode of Payment
15.3 Late Payments
15.4 Taxes
15.5 Records of Revenues and Expenses; Audits

ARTICLE 16 INTELLECTUAL PROPERTY
16.1 Patent Enforcement
16.2 Infringement of Third Party Rights
16.3 Trademarks and Domain Names

ARTICLE 17 REPRESENTATIONS, WARRANTIES AND COVENANTS
17.1 Representations and Warranties
17.2 Performance by Affiliates
17.3 Governmental Compliance

ARTICLE 18 INDEMNITY
18.1 Indemnification for Breach of Representations and Warranties
18.2 Indemnification with respect to Products
18.3 Notification of Claim; Conditions to Indemnification Obligations
18.4 Insurance

ARTICLE 19 TERM AND TERMINATION
19.1 Term
19.2 Termination at Will
19.3 Termination for Cause
19.4 Termination for Insolvency
19.5 Effect of Expiration or Termination
19.6 Survival

ARTICLE 20 CONFIDENTIALITY
20.1 Confidentiality and Non-Use
20.2 Authorized Disclosure
20.3 Identity of Genes
20.4 Use of Names
20.5 Termination of Prior Agreements
20.6 Terms of Agreement
20.7 Termination

ARTICLE 21 MISCELLANEOUS
21.1 Further Assurances
21.2 No Implied Rights
21.3 Limitation of Liability
21.4 Governing Law
21.5 Force Majeure
21.6 Independent Contractors
21.7 Assignment
21.8 Notices
21.9 Severability
21.10 Modification; Waiver
21.11 Entire Agreement

21.12 Headings
21.13 Counterparts
21.14 Ambiguities

APPENDICES

Appendix 1.20	Patents relating to Electroporation

Appendix 1.30	GeneSwitch Patents

Appendix 1.62	PINC Patents

Appendix 1.70	Supplies and Technical Information

Appendix 2.2	Valentis Third Party Licenses

Appendix 4	Terms for Supply of Electroporation Devices

Appendix 5.3.1	Calculation of Royalties

LICENSE AND OPTION AGREEMENT

THIS LICENSE AND OPTION AGREEMENT (“Agreement”) effective as of December 19, 2002 (“Effective Date”), is made and entered into by and between VALENTIS, INC., a Delaware corporation, having its principal place of business at 863A Mitten Road, Burlingame, CA 94010, USA (“Valentis”) and SCHERING AG, a German corporation having its principal place of business at Müllerstrasse 178, 13353 Berlin, Germany (“Schering”).  Valentis and Schering each may be referred to herein individually as a “Party,” or collectively as the “Parties.”

BACKGROUND

A.            Valentis owns or otherwise controls certain intellectual property and other rights in and to technologies relating to the delivery and expression of genes, that may have substantial commercial value; and

B.            Schering desires to obtain from Valentis a license and options to use such delivery technologies to do research on, develop, make, have made, use and sell pharmaceutical products; and

C.            Valentis is willing to grant such license and options to Schering on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, Valentis and Schering hereby agree as follows:

PART I - DEFINITIONS

1              DEFINITIONS

As used in this Agreement, the following terms shall have the meanings indicated:

1.1                                 “Affiliate” means any person, corporation, partnership, firm, joint venture or other entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, Valentis or Schering, as the case may be.  As used in this definition (but not elsewhere in this Agreement), “control” means the possession of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of the outstanding voting securities or by contract or otherwise.

1.2                                 “Audit Disagreement”  shall have the meaning set forth in Section 15.5.2.

1.3                                 “Average Royalty Percentage” shall have the meaning set forth in Section 5.3.1 and 9.3.1.

1.4                                 “Backup Gene” shall be a gene substituted for one of the Genes pursuant to Section 13.

1.5                                 “Backup License” shall have the meaning set forth in Section 13.2.

1.6                                 “Bankruptcy Event” shall have the meaning set forth in Section 19.4.

1.7                                 “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in California, US, or Berlin. Germany.

1.8                                 “Clinical Development”  means the conduct of studies of a Product in humans to assess the dosing, safety and/or efficacy of such Product, including, but not limited to, Phase I Clinical Trials, Phase II Clinical Trials and Phase III Clinical Trials.

1.9                                 “CMC/Manufacturing” shall mean the development of one or more processes for the manufacture and packaging of the Product for Preclinical Development, Clinical Development and Commercialization, and shall include, without limitation, formulation, production, fill/finish, sourcing of components, raw materials and packaging supplies, development of regulatory methods and controls, including assays, quality control and quality assurance methodology and stability protocols.

1.10                           “Commercialization”and “Commercialize” shall refer to all activities undertaken relating to the manufacture for commercial sale, pre-marketing, marketing, distribution and sale of a Product, and the process of Commercialization, respectively.

1.11                           “Confidential Information” shall have the meaning assigned to it in Section 20.1.

1.12                           “Control” or “Controlled” shall mean possession of the ability to grant a license or sublicense of patent rights, know-how, Technical Information or other intangible rights as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

1.13                           “Device” shall mean, individually or collectively, as the case may be, the electroporation generator used for the electrically assisted delivery of Products and/or the disposable applicator.

1.14                           “Disease Class” means a disease category being the subject of a separate Section of the Merck Manual of Diagnosis and Therapy, 17th Edition, 1999.

1.15                           “Drug Approval Application” means an application for Regulatory Approval required to be approved before commercial sale or use of a Product as a drug in a regulatory jurisdiction, including, for purposes of Regulatory Approval in the US, a New Drug Application or a Biological License Application and all supplements filed pursuant to the requirements of the FDA (including all documents, data and other information concerning a Product that are necessary for, or included in, FDA approval to market a Product) and, for the purposes of Regulatory Approval in the EU, all applications for Regulatory Approval to EMEA or any other applicable national regulatory authority.

1.16                           “Effective Date” shall have the meaning set forth at the head of this Agreement.

1.17                           “Electroporation” means a certain delivery technology licensed by Valentis from Genetronics, Inc., relating to electrically-assisted plasmid delivery to muscle for therapeutic or prophylactic applications, excluding DNA vaccines.

1.18                           “Electroporation Intellectual Property” means Electroporation Know-How and Electroporation Patents.

1.19                           “Electroporation Know-How” means all information currently existing, whether or not patentable, that is Controlled by Valentis or its Affiliates and that relates to Electroporation, and Improvements to Electroporation coming within the ownership or Control of Valentis or its Affiliates during the term of this Agreement.

1.20                           “Electroporation Patents” means any Patents relating to Electroporation, owned or Controlled by Valentis or its Affiliates.  A list of Electroporation Patents existing as of the Effective Date is attached hereto as Appendix 1.20.  “Electroporation Patents” shall also include any Patent on any Improvement to Electroporation coming within the ownership or Control of Valentis during the term of this Agreement.

1.21                           “EMEA” means the European Medicines Evaluation Agency, or any successor agency.

1.22                           “EU” means the countries of the European Union, at any given point in time.

1.23                           “FDA” means the United States Food and Drug Administration of the Department of Health and Human Services, or any successor agency with responsibility for regulating the development, manufacture and sale of human pharmaceutical products.

1.24                           “Field” means all preventive, therapeutic or diagnostic applications in humans.

1.25                           “First Commercial Sale” means the date Schering or an Affiliate or a sublicensee of Schering first sells commercially, pursuant to a Regulatory Approval, a Product to a Third Party in any country of the Territory.  A sale of a Product by Schering to an Affiliate or sublicensee under this Agreement shall not constitute a First Commercial Sale.

1.26                           “Follow-on Product” shall have the meaning as set forth in Section 5.2.2.

1.27                           “Gene(s)” shall mean Gene X, [***] and [***], or each of them.

1.28                           “GeneSwitch Intellectual Property” means GeneSwitch Know-How and GeneSwitch Patents.

1.29                           “GeneSwitch Know-How” means all information currently existing, whether or not patentable that is Controlled by Valentis or its Affiliates and that relates to GeneSwitch

Technology, and Improvements to the GeneSwitch Technology coming within the ownership or Control of Valentis or its Affiliates during the term of this Agreement.

1.30                           “GeneSwitch Patents” means any Patents relating to the GeneSwitch Technology, owned or Controlled by Valentis or its Affiliates.  A list of GeneSwitch Patents existing as of the Effective Date is attached hereto as Appendix 1.30.  “GeneSwitch Patents” shall also include any Patent covering any Improvement to the GeneSwitch Technology coming within the ownership or Control of Valentis during the term of this Agreement.

1.31                           “GeneSwitch Technology” means the mutated steroid hormone-based expression system for regulating transgene expression licensed by Valentis from Baylor College of Medicine.

1.32                           “Gene X” means the gene to be named by Schering pursuant to Section 6.2.

1.33                           “Gene X Evaluation” shall have the meaning as set forth in Section 6.4.

1.34                           “Gene X License” means the license granted by Valentis to Schering upon exercise of Option I.

1.35                           “Gene X Product” means any product containing Gene X and one or more of the Valentis Delivery Technologies.

1.36                           “Grantback License” shall have the meaning as set forth in Section 11.

1.37                           [***] means the [***].

1.38                           [***] License” means the license granted by Valentis to Schering pursuant Part II of this Agreement.

1.39                           [***] Product” means any product containing [***] and one or more of the Valentis Delivery Technologies.

1.40                           “Improvement(s)” means all advancements, modifications, revisions, changes, developments and alterations to the Valentis Delivery Technologies developed by or coming into the Control of either Party during the term of this Agreement.

1.41                           “Infringement” shall have the meaning as set forth in Section 16.1.1.

1.42                           “Initial Clinical Trial” shall mean in respect of a particular Product the first of (i) a Phase I Clinical Trial and (ii) a Phase II Clinical Trial.

1.43                           “License(s)” means the [***] License, the Gene X License and the [***] License, or each of them.

1.44                           “Ligand” means a [***].

1.45                           “Major European Country(ies)” means (each of) [***] and [***].

1.46                           “Net Sales” means the amount invoiced by Schering, its Affiliates or its sublicensees on account of sales of a Product to Third Parties in the Territory, less the following deductions applicable to the Product for: (a) transportation charges and insurance relating thereto paid by Schering, its Affiliates or its sublicensees, (b) sales and excise taxes or customs duties paid by Schering, its Affiliates or its sublicensees and any other governmental charges imposed upon the sale of a Product and paid by Schering, its Affiliates or sublicensees; (c) fees paid to distributors, consignees or agents in connection with the sale of the Product; (d) rebates or allowances granted, allowed or incurred in connection with the sale of a Product; (e) quantity discounts, cash discounts or chargebacks granted, allowed or incurred in connection with the sale of a Product; (f) allowances or credits to customers in connection with the sale of a Product on account of governmental requirements, rejection, outdating, recalls or return of such Product; (g) provisions for price reductions actually granted; (h) free goods in amounts reasonably consistent with accepted trading practice in the pharmaceutical industry; (i) costs of customer programs such as cost effectiveness or patient or physician assistance studies or programs designed to aid in patient compliance with medication schedules in connection with sale of the Product; and (j) reasonable allowances for bad debts.

For the purpose of calculating Net Sales of Schering, its Affiliates or sublicensees, the Parties recognize that: (i) Schering’s customers may include persons in the chain of commerce who enter into agreements with Schering as to price even though title to Product does not pass directly from Schering to such customers, even though payment for such Product is not made by such customers directly to Schering, and (ii) in such cases, chargebacks paid by Schering to or through a Third Party (such as a wholesaler) can be deducted by Schering from gross revenue in order to calculate a Product’s Net Sales.  Any deductions listed above which involve a payment by Schering shall be taken as a deduction against aggregate sales for the period in which the payment or deduction is made.  Sales of Products solely for research or clinical testing purpose shall be excluded from the computation of Net Sales.  The same stipulations shall apply also to Net Sales of Affiliates and sublicensees of Schering.

In the event that Products are sold in a bundle with other products, any discount applied to the Products to determine the Net Sales shall not be greater than the average discount of the entire bundle.

If a Product is sold as part of a Combination Product, as defined below, the Net Sales from the Combination Product, for the purpose of determining the royalty amount payable by Schering to Valentis, shall be determined by multiplying the Net Sales of the Combination Product during the applicable accounting period by the fraction A/A+B where A is the average sales price of the Product when sold separately in finished form and B is the average sales price of the other therapeutically active product(s) included in the Combination Product, when sold separately in finished form, in each case during the applicable reporting period or, if sales of both the Product and the other product(s) did not occur in such period, then in the most recent royalty reporting period in which sales of both occurred.  If, on a country-by-country basis, the other therapeutically active product(s) included in the Combination Product are not sold separately in that country, Net Sales shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/C where A is the average puce of the Combination Product when sold separately, and C is the average price of the Combination Product.  If, on a country-by-country basis, neither the Product nor the therapeutically active product(s) included in the Combination Product is sold separately in said country, then Schering shall calculate in good faith a hypothetical market price with respect to the Product within such Combination Product, allocating the same proportions of costs, overhead and profit as are then allocated to all similar substances or products then being made and marketed and having an ascertainable market price.  As used above, the term “Combination Product” means any product which comprises a Product and one or more other ingredients or compounds that has biologic activity as a therapeutic agent when present alone.

1.47                           [***] means Schering’s [***].

1.48                           [***] Evaluation” shall have the meaning set forth in Section 7.4.

1.49                           [***] License” means the license granted by Valentis to Schering upon exercise of Option II.

1.50                           [***] Product” means any product containing [***] the PINC Technology.

1.51                           “Option I” shall have the meaning set forth in Section 6.1.

1.52                           “Option II” shall have the meaning set forth in Section 7.1.

1.53                           “Option Period I” shall have the meaning set forth in Section 6.1.

1.54                           “Option Period II” shall have the meaning set forth in Section 7.1.

1.55                           “Part(s)” shall mean (each of) the [***] License as set forth in Part II, the Option I as set forth in Part III and the Option II as set forth in Part IV of this Agreement.

1.56                           “Patent” means: (i) all issued and existing letters patent, including any extensions, supplemental protection certificates, registrations, confirmations, reissues, reexaminations or renewals thereof, and (ii) all pending applications, including any provisional applications, converted provisional applications, continuing prosecution applications and continuation, divisional, or continuation-in-part applications thereof for any of the foregoing.

1.57                           “Phase I Clinical Trials” has the meaning described in the ICH Harmonized Tripartite Guideline entitled “General Considerations for Clinical Trials”, as amended, and such other studies as the FDA, EMEA or other regulatory authority may require prior to the initiation of Phase II Clinical Trials.

1.58                           “Phase II Clinical Trials” has the meaning described in the ICH Harmonized Tripartite Guideline entitled “General Considerations for Clinical Trials”, as amended.

1.59                           “Phase III Clinical Trials” has the meaning described in the ICH Harmonized Tripartite Guideline entitled “General Considerations for Clinical Trials”, as amended.

1.60                           “PINC Intellectual Property” means PINC Know-How and PINC Patents.

1.61                           “PINC Know-How” means all information, whether currently existing or developed during the term of this Agreement and whether or not patentable that is now Controlled or hereinafter becomes Controlled by Valentis or its Affiliates and that relates to the PINC Technology.

1.62                           “PINC Patents” means any Patents relating to PINC Technology owned or Controlled by Valentis or its Affiliates.  A list of PINC Patents existing as of the Effective Date is attached hereto as Appendix 1.62.  “PINC Patents” shall also include any Patent covering Improvements to the PINC Technology coming within the ownership or Control of Valentis during the term of this Agreement.

1.63                           “PINC Technology” means Valentis’ proprietary polymeric transfection facilitating agents which, when formulated with nucleic acids, do not condense the nucleic acids.

1.64                           “Pivotal Clinical Trial” shall mean a Phase III Clinical Trial of a Product, unless a Phase II Clinical Trial is intended to serve as the basis for a filing for Regulatory Approval for a Product, in which case, such Phase II Clinical Trial shall be deemed a Pivotal Clinical Trial.

1.65                           “Preclinical Development” means all activities relating to the planning and execution of non-human studies conducted in relevant in vivo animal models or in vitro directed toward obtaining Regulatory Approval of a Product in each regulatory jurisdiction in the Territory.

1.66                           “Product(s)” means (each of) [***] Product(s), Gene X Product(s) and/or [***] Product(s).

1.67                           “Regulatory Approval” means any approvals, product and/or establishment licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the commercial manufacture, use, storage, import, export, transport, Commercialization or sale of a Product in a regulatory jurisdiction.

1.68                           “Royalty Term” means, with respect to each Product, on a country-by-country basis, the time period extending from the date of First Commercial Sale until the later to occur of: (i) the expiration of the last Valid Claim within the Valentis Delivery Technology(ies) used with such Product and covering the manufacture, use or sale of such Product, and (ii) [***].

1.69                           “Schering Trademark(s)” shall have the meaning set forth in Section 16.3.1.

1.70                           “Supplies” means any materials, including but not limited to constructs, reagents and assays necessary for the successful testing of the Delivery Technologies, in the possession of Valentis at the Effective Date or coming in Valentis’ possession during the term of this Agreement that are useful or needed for the research on, development, utilization, manufacture, use, importation, sale or offer for sale of the Valentis Delivery Technologies or the Products.  A list of currently existing Supplies to be transferred to Schering is attached hereto as Appendix 1.70.

1.71                           “Technical Information” means published and unpublished research and development information, unpatented inventions, know-how, trade secrets, methods, instructions and technical data in the possession of Valentis at the Effective Date or coming in Valentis’ possession during the term of this Agreement that are useful or needed for the research on, development, utilization, manufacture, use, importation, sale or offer for sale of the Valentis Delivery Technologies or the Products.  A list of currently existing documents containing Technical Information to be transferred to Schering is attached hereto as Appendix 1.70.

1.72                           “Territory” shall mean the world.

1.73                           “Third Party” means any entity other than Schering, Valentis and their respective Affiliates.

1.74                           “USA” means the United States of America, its territories and possessions.

1.75                           “Valentis Delivery Technologies” means GeneSwitch Technology, PINC Technology, and Electroporation, GeneSwitch Technology, PINC Technology and Electroporation being each a Valentis Delivery Technology.

1.76                           “Valentis Intellectual Property” means Valentis Know-How and Valentis Patents.

1.77                           “Valentis Know-How” means all unpublished Technical Information relating to the Valentis Delivery Technologies, whether currently existing or developed during the term of this Agreement and whether or not patentable that is now Controlled or hereinafter becomes Controlled by Valentis or its Affiliates.  Notwithstanding anything herein to the contrary, Valentis Know-How shall exclude Valentis Patents.

1.78                           “Valentis Patents” means, collectively, the GeneSwitch Patents, the PINC Patents, and the Electroporation Patents.

1.79                           “Valentis Trademark(s)” shall have the meaning set forth in Section 16.3.5.

1.80                           “Valid Claim” means a claim of an issued and unexpired Patent, which Patent has not lapsed or been abandoned or withdrawn or disclaimed, and which claim has not been canceled or declared invalid or unenforceable by an unreversed and unappealable decision or judgment of a court or other appropriate body of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.

PART II - LICENSE FOR [***]

2              LICENSE GRANT

2.1          Grant.  Subject to the terms and conditions of this Agreement, Valentis hereby grants to Schering an exclusive (even as to Valentis) worldwide, sub-licensable license under the Valentis Intellectual Property.  to do or have done research on use, develop, have developed, make and have made, sell, offer for sale, import and distribute [***] Products in the Field.

2.2          Limitations.  Schering recognizes that certain rights granted hereunder are sublicenses of rights licensed by Valentis from Third Parties.  A list of all such Third Party licenses existing as of the Effective Date is attached hereto as Appendix 2.2, and Valentis confirms that, to the extent allowed under such license, true, correct and complete copies of these licenses have been provided to Schering prior to the Effective Date.  As such, any sublicenses granted to Schering hereunder shall be subject to the terms and conditions of such Third Party licenses and Schering agrees to be bound to the extent required of it as a sublicensee.

2.3          Exclusivity.  During the term of the [***] License Valentis shall not grant any other licenses to Third Parties under the Valentis Intellectual Property in the field of [***] nor shall it develop itself any products containing one or more of the Valentis Delivery Technologies and intended for the use in [***].

3              DEVELOPMENT

3.1          Development by Schering. Schering shall have the sole responsibility for development and Commercialization of the [***] Products and will bear all costs of such development.  All Drug Approval Applications will be submitted in the name of Schering, its Affiliates or sub-licensees, and all Regulatory Approvals will belong to Schering, its Affiliates or sub-licensees.  If Schering requests any development activities to be performed by Valentis, and Valentis has the capacity to do so, Valentis will perform such tasks and the costs of such activities will be funded by Schering [***].

3.2          Diligence. Schering shall utilize [***] diligence to develop one [***] Product in an indication of its choice.  In order to satisfy this diligence requirement, Schering must [***] research, development and/or Commercialization activities with respect to an [***] Product, provided, however, that Schering shall not be required to expend greater efforts than would correspond [***] taking into account for example the establishment of the [***] Product in the marketplace, the competitiveness of alternative products, the likely proprietary position of the [***] Product, the likelihood of regulatory approval for the [***] Product, considerations of safety and efficacy, the potential profitability of the [***] Product and Schering’s resources available.  If during the term of the [***] License, Schering (or its Affiliates or sub-licensees as the case may be) fails to utilize [***] diligence to develop at least one [***] Product and fails to cure the breach [***] upon written notice from Valentis, then Valentis may terminate the [***] License, being understood, however, that [***] this Section 3.2.

4              SUPPLY OF ELECTROPORATION DEVICES

If Schering wishes to make use of Electroporation for the development and Commercialization of a [***] Product, the Parties shall negotiate in good faith, upon Schering’s request, a supply agreement for Devices to be supplied to Schering by Valentis on the terms set out in Appendix 4.

5              CONSIDERATION LICENSE [***]

5.1          License Fee.  Schering shall pay Valentis a license fee of [***] within fifteen (15) Business Days of receipt of a signed fax copy of this Agreement by Schering.

5.2          Milestone Payments.

5.2.1          [***] Product.  Schering shall make the following milestone payments to Valentis within thirty (30) days after the first achievement by the [***] Product of each of the following milestones.  For the avoidance of doubt, it is hereby expressly agreed and declared that, [***].

Milestone Event	Payment
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]

TOTAL	US$[***]

5.2.2          Follow-on Products.  If Schering develops [***], or seeks approval of [***] and such additional [***] then for such Product (“Follow-on Product”) the following milestones shall apply, the milestone payments otherwise to be made under the terms and conditions set forth in Section 5.2.1.  Valentis shall be entitled [***].

Milestone Event	Payment
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]

TOTAL	US$[***]

5.2.3          Reduction of Milestone Payments.  The milestone payments set forth in Section 5.2.1 and Section 5.2.2 above shall each be reduced by [***].

5.3          Royalty Payments.

5.3.1          Royalties.  In further consideration of the rights and licenses granted to Schering under Article 2 of this Agreement, Schering shall pay to Valentis royalties at the rates set out below on Net Sales of [***] Products in the Territory payable on a country-by-country basis from the First Commercial Sale until the later of (i) [***] or (ii) the expiry of the last Valid Claim of a Patent within the Valentis Delivery Technology(ies) used with this [***] Product that covers the manufacture, use or sale of the respective [***] Product.  The applicable royalty rate shall be determined on a Product-by-Product basis for each calendar quarter as follows.  In determining the royalty rate for each Product, all Net Sales of such Product in the Territory in the respective calendar quarter and previous calendar quarters of the same calendar year shall be taken into account and it shall be determined an average royalty percentage for the respective calendar quarter (the “Average Royalty Percentage”) by applying the different royalty percentages set out in the table below on an incremental basis.  After determination of the Average Royalty Percentage for such Product for such calendar quarter, such Average Royalty Percentage, modified as set forth below in this Section 5.3, shall be applied to the Net Sales for each country of the Territory on a country-by-country basis to determine the royalty owed by Schering to Valentis with regard to Net Sales in such country.  An example of the royalty calculation according to this Section 5.3 is attached as Appendix 5.3.1.

Net Sales	Royalty Percentage
For aggregate Net Sales of less than [***] in a calendar year	[***]
For incremental aggregate Net Sales equal to or exceeding [***] but less than [***] in a calendar year	[***]
For incremental aggregate Net Sales equal to or exceeding [***] but less than [***] in a calendar year	[***]
For incremental aggregate Net Sales equal to or exceeding [***] in a calendar year	[***]

5.3.2          No Valid Claim.  For countries in which the manufacture, use or sale of the applicable [***] Product is not covered by a Valid Claim within the Valentis Delivery Technology(ies) used with this [***] Product, and in countries where the expiration of the last Valid Claim within the respective Valentis Delivery Technology(ies) covering the manufacture, use or sale of the respective [***] Product is less than [***] the Average Royalty Percentage determined as set forth in Section 5.3.1 shall be reduced by [***] (as shown in the example in Appendix 5.3.1) for the sales of the respective [***] Product in that country for the applicable time period.

5.4          Third Party Royalties.

5.4.1          Royalties to be borne by Valentis.  [***].

5.4.2          Royalties to be borne by Schering.  [***].

5.4.3          Royalties to be shared by the Parties.  [***].

PART III - OPTION GENE X

6              OPTION GRANT GENE X

6.1          Grant.  For a period of [***] from the Effective Date (“Option Period I”), Schering shall have an option (“Option I”) to obtain an exclusive (even as to Valentis) worldwide, sub-licensable license under the Valentis Intellectual Property, to do or have done research on, use, develop, have developed, make and have made, sell, offer for sale, import and distribute Gene X Products in the Field.

6.2          Exercise of the Option; naming of Gene X.

6.2.1          During Option Period I, Schering shall have the right to exercise Option I by delivery of a notice in writing to Valentis specifying the gene that shall be Gene X.  [***], the proposed gene shall be Gene X and the Parties shall be deemed, upon exercise of Option I, to have entered a license agreement with respect to Gene X Products (“Gene X License”) on the same terms and conditions as those set out in Part II of this Agreement, whereby the License Fee pursuant to Section 5.1 shall be due within ten (10) Business Days from notification from Valentis that the proposed gene is available for an exclusive license.  The exclusivity pursuant to Section 2.3 shall however not apply.

6.2.2          [***].

6.2.3          Schering may also name Gene X prior to exercise of Option I by delivery of a notice in writing to Valentis specifying the gene that shall be Gene X.  [***], the proposed gene shall be deemed to be Gene X and Option I shall then be exclusive as of receipt of Schering’s notice.  [***]

6.3          Option fee.  In consideration of the grant of Option I, Schering shall pay to Valentis an option fee of [***] payable within fifteen (15) Business Days from receipt of a signed fax copy of this Agreement by Schering.

6.4          Research License.  Valentis hereby grants to Schering, for the Option Period I, a non-exclusive, royalty–free license under the Valentis Intellectual Property solely to carry out or have carried out research to evaluate the Valentis Intellectual Property for use with Gene X (the “Gene X Evaluation”).  This license shall be [***].  For the avoidance of doubt, Schering and its Affiliates shall [***].

6.5          Exclusivity.  During the Option Period I, if Option I has become exclusive pursuant to Section 6.2.3, Valentis shall not cooperate with nor grant any licenses to any Third Party with regard to the research on and development of products containing the Valentis Delivery Technologies and Gene X.

PART IV - OPTION [***]

7              OPTION GRANT [***]

7.1          Grant.  For a period of [***] from the Effective Date (“Option Period II”), Schering shall have an option (“Option II”) to obtain a non-exclusive, worldwide, sub-licensable license under the PINC Intellectual Property, to do or have done research on, use, develop, have developed, make and have made, sell, offer for sale, import and distribute [***] Products in the Field.

7.2          Exercise of the Option.  During Option Period II, Schering shall have the right to exercise Option II by delivery of a notice in writing to Valentis.  Upon exercise of Option II, the Parties shall be deemed to have entered a license agreement with respect to [***] Products (“[***] License”) on the terms and conditions set out below in Articles 8 and 9.

7.3          Option Fee.  In consideration of the grant of Option II, Schering shall pay to Valentis an option fee of [***] payable within fifteen (15) Business Days from receipt of a signed fax copy of this Agreement by Schering.

7.4          Research License.  Valentis hereby grants to Schering, for the Option Period II, a non-exclusive, royalty-free license under the PINC Intellectual Property solely to carry out or to have carried out research to evaluate the PINC Intellectual Property for use with [***] (the “[***] Evaluation”).  This license shall be [***] for the avoidance of doubt, Schering and its Affiliate [***].

8              DEVELOPMENT

Schering shall have the sole responsibility for development and Commercialization of the [***] Products and will bear all costs of such development.  All Drug Approval Applications will be submitted in the name of Schering, its Affiliates or sub-licensees, and all Regulatory Approvals will belong to Schering, its Affiliates or sub-licensees.  If Schering requests any development activities to be performed by Valentis, and Valentis has the capacity to do so, Valentis will perform such tasks and the costs of such activities will be funded by Schering [***].

9              CONSIDERATION LICENSE [***]

9.1          License Fee.  Schering shall pay Valentis a license fee of [***] within ten (10) Business Days from exercise of Option II.

9.2          Milestone Payments.

9.2.1          [***] Product.  Schering shall make the following milestone payments to Valentis within thirty (30) days after the first achievement by the [***] Product of each of the following milestones.  For the avoidance of doubt, it is hereby expressly agreed and declared that, [***].

Milestone Event	Payment
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]

TOTAL	US$[***]

9.2.2          Follow-on Products.  If Schering develops [***] or seeks approval of [***] then for such Follow-on Product the following milestones shall apply, the milestone payments otherwise to be made under the terms and conditions set forth in Section 9.2.1.  Valentis shall be entitled [***].

Milestone Event	Payment
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]

TOTAL	US$[***]

9.2.3          Reduction of Milestone Payments.  The milestone payments set forth in Section 9.2.1 and Section 9.2.2 above shall each be reduced by [***].

9.3          Royalty Payments.

9.3.1          Royalties.  In further consideration of the rights and licenses granted to Schering under Part IV of this Agreement, Schering shall pay to Valentis royalties at the rates set out below on Net Sales of [***] Products in the Territory payable from [***] or (ii) the expiry of the last Valid Claim of a Patent within the PINC Intellectual Property covering the manufacture, use or sale of the respective [***] Product.  The applicable royalty rate shall be determined on a Product-by-Product basis for each calendar quarter as follows.  In determining the royalty rate for each Product, all Net Sales of such Product in the Territory in the respective calendar quarter and previous calendar quarters of the same calendar year shall be taken into account and it shall be determined an average royalty percentage for the respective calendar quarter (the “Average Royalty Percentage”) by applying the different royalty percentages set out in the table below on an incremental basis.  After determination of the Average Royalty Percentage for such Product for such calendar quarter, such Average Royalty Percentage, modified as set forth below in this Section 9.3, shall be applied to the Net Sales for each country of the Territory on a country-by-country basis to determine the royalty owed by Schering to Valentis with regard to Net Sales in such country.  An example of the royalty calculation according to this Section 9.3 is attached as Appendix 5.3.1.

Net Sales	Royalty Percentage
For aggregate Net Sales of less than [***] in a calendar year	[***]
For incremental aggregate Net Sales equal to or exceeding [***] but less than [***] in a calendar year	[***]
For incremental aggregate Net Sales equal to or exceeding [***] but less than [***] in a calendar year	[***]
For incremental aggregate Net Sales equal to or exceeding [***] in a calendar year	[***]

9.3.2          No Valid Claim.  For countries in which the manufacture, use or sale of the respective [***] Product is not covered by a Valid Claim within the PINC Patents, and in countries where the expiration of the last Valid Claim within the PINC Patents covering the manufacture, use or sale of the respective [***] Product is less than [***] the Average Royalty Percentage determined as set forth in Section 9.3.1 shall be reduced by [***] (as shown in the example set out in Appendix 5.3.1 for the sales of the respective [***] Product in that country for the applicable time period.

9.4          Third Party Royalties.

9.4.1          Royalties to be borne by Schering.  [***].

9.4.2          Royalties to be shared by the Parties.  [***].

PART V - GENERAL PROVISIONS

10           TECHNOLOGY TRANSFER

10.1        Transfer of Technical Information and Supplies.  Valentis shall within thirty (30) days from the Effective Date make available to Schering for its use the Technical Information and the Supplies listed in Appendix 1.70.  In case of any Technical Information or Supplies coming into Valentis’ possession after the Effective Date, Valentis shall provide these to Schering subject to the provisions in Article 12.

10.2        Technical Assistance.  At Schering’s request, to the extent Valentis is able to do so, Valentis shall provide Schering, its Affiliates and sub-licensees, as the case may be, during the term of this Agreement, with such assistance that Schering, its Affiliates or its sub-licensees may reasonably need in order to do or have done research on, use, develop, have developed, make and have made, sell, offer for sale, import and distribute Products.  In particular, Valentis will, at Schering’s request, send to the facilities of Schering, its Affiliates or sub-licensees available members of Valentis’ staff to assist Schering, its Affiliates or sub-licensees, as the case may be, in the use of the Technical Information.  Schering shall [***].

10.3        Restricted Use.  Schering shall not practice, develop or utilize the Valentis Delivery Technologies outside of the licenses granted herein.  Schering shall use the Technical Information and the Supplies only for the development, manufacture and Commercialization of Products, and shall not transfer to any Third Party any portion of any Technical Information or Supplies, [***], except to its’ Affiliates, contract partners and sub-licensees for the purposes of developing, seeking and obtaining Regulatory Approval of and for Commercializing Products.

11           GRANTBACK LICENSE

11.1        Grant.  Schering hereby grants to Valentis, subject to the provisions of Article 12, a nonexclusive worldwide, irrevocable, royalty-free license under any Improvements made by Schering, its Affiliates or sublicensees to the Valentis Delivery Technologies [***] to do or have done research on, use, develop, have developed, make and have made, sell, offer for sale, import and distribute products [***] (“Grantback License”).  For the avoidance of doubt, it is hereby expressly agreed that no rights shall be granted by Schering to Valentis to [***].

11.2        Sublicenses. The Grantback License includes the right to [***] and shall not be [***], except with the prior written consent of Schering.

11.3        Improvement Patents.  Schering is under no obligation to file, prosecute, maintain, defend or enforce any Patent that is subject of the Grantback License.

12           IMPROVEMENTS; INFORMATION EXCHANGE

12.1        Principle.  During the term of this Agreement Schering and Valentis shall disclose and make available to each other [***] any Improvements Schering shall however not be obliged to disclose to Valentis [***].

12.2        Annual updates.  The Parties shall provide each other on an annual basis written reports containing information on Improvements and updating the other Party on research, development and commercialization activities relating to the Valentis Delivery Technologies.  At the request of either Party the Parties may also meet instead of providing a written report.

12.3        Ad hoc notifications.  The Parties intend to [***] to disclose Improvements to one another as and when such Improvement arises or is acquired.  [***].

12.4        Valentis Improvements.  Any Valentis Know-How and Valentis Patents acquired or Controlled by Valentis after the Effective Date shall, on acquisition of Control, become part of the Licenses unless Schering informs Valentis within sixty (60) days of notification of the said acquisition that it does not wish such Valentis Know-How or Valentis Patent(s) to become part of this Agreement.  On such notification of Schering the respective Valentis Know-How or Valentis Patent(s) shall cease to be part of this Agreement and shall be deemed never to have been part of it.

12.5        Schering Information and Data.

12.5.1       Any information and data disclosed to Valentis by Schering in connection with the disclosure of any Improvements, [***] may be used by Valentis only upon Schering’s prior written consent, which shall not be unreasonably withheld.  Notwithstanding the foregoing, Schering may withhold consent, at its absolute discretion, [***].

12.5.2       From time to time Schering will disclose to Valentis, at Schering’s sole discretion, [***].  Notwithstanding Section 20.1 Valentis may use these information and data [***] provided that Schering must give its written consent, which shall not be unreasonably withheld, before the [***] such information and data.  Notwithstanding the foregoing, [***].

12.6        Adverse Drug Reactions

12.6.1       Both Parties agree to promptly exchange all information that relates to the safety of the Valentis Delivery Technologies and especially all adverse reactions relating to them.

12.6.2       Before enrollment of the first patient in a Phase I Clinical Trial relating to a Product, the Parties will adopt a standard operating procedure to govern the investigation of and action to be taken with regard to adverse drug experience reports related to the Valentis Delivery Technologies (from both clinical studies and marketing experience), such that each Party can comply with its legal obligations worldwide.  The standard operating procedure will: (i) define responsibilities for adverse experience handling for initial, follow-up and/or periodic submission to government agencies of significant information on the product from pre clinical laboratory, animal toxicology and pharmacology studies and pre clinical Development and (ii) include arrangements for the exchange of serious and non-serious cases including formats and timelines, periodic safety update reports, periodic reports and answers to safety-related queries by regulatory authorities; and (iii) be promptly amended as changes in legal obligations require or as otherwise agreed to by the Parties.

13           SUBSTITUTION OF GENES

13.1        Substitution by Backup Genes.  Schering shall be entitled to substitute each of the Genes by another gene of its choice (“Backup Gene”) within [***] of (i) the Effective Date for [***] and (ii) [***].

13.2        Election of Backup Genes.  If Schering wishes to substitute a Gene it shall deliver to Valentis a written notification specifying the Gene and the gene it wishes to nominate as Backup Gene.  Provided that Valentis is not prohibited from granting a license for the suggested gene with the same scope as the license for the respective Gene by any rights granted to a Third Party, the suggested gene shall become a Backup Gene and the Parties shall be deemed to have entered as of receipt of Schering’s notification by Valentis a license agreement for the Backup Gene (“Backup License”) under the same terms and conditions as for the respective Gene.  [***].

If Valentis is prohibited from granting a license for the suggested Backup Gene with the same scope as the license for the respective Gene by any rights granted to a Third Party, it shall inform Schering in writing and submit sufficient evidence thereof within ten (10) Business Days.  Schering shall then be entitled to nominate [***] another gene as Backup Gene.  This Section 13.2 shall apply accordingly.

13.3        [***].  The substitution of a Gene by a Backup Gene [***].

14           SUB-LICENSES

Schering shall notify any sublicensee under any of the Licenses of all rights and obligations of Schering under this License that are sublicensed to such sublicensee and shall, within thirty (30) days of the grant of any sublicense hereunder, notify Valentis of such sublicense and provide a redacted copy of such sublicense to Valentis; provided, however, that no information relevant to Valentis’ rights hereunder shall be redacted.

15           REPORTS AND PAYMENT PROVISIONS

15.1        Reports and Payments.  Schering shall make royalty payments to Valentis within sixty (60) days after the end of each calendar quarter in which Net Sales occurred.  A report summarizing the Net Sales of each Product during the relevant quarter on a country-by-country basis shall be delivered to Valentis within sixty (60) days following the end of each calendar quarter for which royalties are due.

15.2        Mode of Payment.  All payments made pursuant to this Agreement shall be due on such date as specified in this Agreement and, in the event such date is not a Business Day, then the next succeeding Business Day.  Payments shall be made by direct wire transfer of United States Dollars in immediately available funds in the requisite amount to an account at a commercial bank designated by Valentis in writing at least ten (10) Business Days before the payment is due.  The calculation of royalty payments within Schering is based upon Euro.  Therefore, where payments are based on Net Sales in countries other than the member states of the European Monetary Union, the amount of such Net Sales expressed in the currency of each country shall be converted into Euro at the Euro Foreign Exchange Reference Rates published by the European Central Bank in Frankfurt / Main, Germany on the last Business Day of the applicable calendar quarter.  The resulting Euro amount will be converted into US dollars at the Euro Foreign Exchange Reference Rates published by the European Central Bank in Frankfurt / Main, Germany on the last Business Day of the applicable calendar quarter.  These Euro Foreign Exchange Reference Rates are, as of the Effective Date, published on Reuters screen <ECB37>.  If no Euro Foreign Exchange Reference Rate is determined for the relevant currency, the Parties shall agree upon another appropriate reference rate.

15.3        Late Payments.  Any payments due under this Agreement shall be due on such date as specified in the Agreement and, in the event that such date is not a Business Day, then the next succeeding Business Day.  Any failure by Schering to make a payment within ten (10) days after the date when due shall obligate Schering to pay computed interest, the interest period commencing on the due date and ending on the payment day, to the receiving Party at a rate per annum equal to the Prime Rate as quoted by the Bank of America on REUTERS screen

<USPRIME1> plus a premium of 2%, or the highest rate allowed by law, whichever is lower.  The interest calculation shall be based on the act / 360 computation method.  The interest rate shall be adjusted whenever there is a change in the Prime Rate quotation on REUTERS screen <USPRIME1> mentioned above.  Interest shall be compounded annually in arrears.  Such interest shall be due and payable on the tender of the underlying principal payment.

15.4        Taxes.  The Party receiving payments shall pay any and all taxes levied on account of payments it receives under this Agreement.  If laws or regulations require that taxes be withheld, the selling Party will (i) deduct those taxes from the remittable payment, (ii) timely pay the taxes to the proper taxing authority, and (iii) send proof of payment to the other Party within thirty (30) days of receipt of confirmation of payment from the relevant taxing authority.  The selling Party agrees to make all lawful and reasonable efforts to minimize such taxes to the other Party.

15.5        Records of Revenues and Expenses; Audits.

15.5.1       Records.  Schering will maintain complete and accurate records which are relevant to revenues, costs, expenses and payments on a country-by-country basis under this Agreement and such records shall be open during reasonable business hours for a period of three (3) years from creation of individual records for examination at Valentis’ expense from time to time by an independent certified public accounting firm selected by Valentis, or Valentis’ internal accountants unless Schering objects to the use of such internal accountants, for the sole purpose of verifying for Valentis the correctness of calculations and classifications of such revenues, costs, expenses or payments made under this Agreement.  Each Party shall bear its own costs related to such audit; provided that, for any underpayments greater than five (5) percent by Schering, Schering shall pay Valentis the amount of underpayment, interest as provided for in Section 15.3 from the time the amount was due and Valentis’ out-of-pocket expenses.  For any underpayments less than five (5) percent by Schering found under this Section, Schering shall pay Valentis the amount of underpayment plus interest.  Any overpayments by Schering will be refunded to Schering or credited to future royalties, at Schering’s election.  Any records or accounting information received from the other Party shall be Confidential Information for the purposes of Article 20.  Results of any audit shall be provided to both Parties and shall be Confidential Information for the purposes of Article 20.

15.5.2       Audit Disagreement. If there is a dispute between the Parties following any audit performed pursuant to Section 15.5.1, either Party may refer the issue (an “Audit Disagreement”) to an independent certified public accountant for resolution.  In the event an Audit Disagreement is submitted for resolution by either party, the Parties shall comply with the following procedures:  (i) The Party submitting the Audit Disagreement for resolution shall provide written notice to the other Party that it is invoking the procedures of this Section 15.5.2.  (ii) Within thirty (30) Business Days of the giving of such notice, the Parties shall jointly select a recognized international accounting firm to act as an independent expert to resolve such Audit Disagreement.  (iii) The Audit Disagreement submitted for resolution shall be described by the Parties to the independent expert, which description may be in written or oral form, within ten (10) Business Days of the selection of such independent expert.  (iv) The independent expert shall render a decision on the matter as soon as practicable.  (v) The decision of the independent expert shall be final and binding unless such Audit Disagreement involves alleged fraud, breach of this Agreement or construction or interpretation of any of the terms and conditions thereof.  (vi) All fees and expenses of the independent expert, including any Third Party support staff or other costs incurred with respect to carrying out the procedures specified at the direction of the independent expert in connection with such Audit Disagreement, shall be borne by each Party in inverse proportion to the disputed amounts awarded to the Party by the independent expert through such decision (e.g. Valentis disputes $100, the independent expert awards Valentis $60, then Valentis pays forty (40%) percent and Schering pays sixty (60%) percent of the independent expert’s costs.)

16           INTELLECTUAL PROPERTY

16.1        Patent Enforcement.

16.1.1       Notice.  If any Patent within the Valentis Intellectual Property is or might reasonably be infringed by a Third Party through the manufacture, use, sale, offer for sale or importation of a Product (an “Infringement”), the Party first having knowledge of such Infringement shall promptly notify the other Party in writing.  Such notice shall set forth the facts of the Infringement in reasonable detail.

16.1.2       Enforcement.  Schering shall have the right, but not the obligation, to institute, prosecute and control at its own expense any action or proceeding with respect to Infringement of any Patents within the Valentis Intellectual Property covering the manufacture, use, importation, sale or offer for sale of Products, by counsel of its own choice.  Valentis shall have the right, at its own expense, to be represented in any action by counsel of its own choice.  In the event that Schering fails to institute an action or proceeding or otherwise to take appropriate action to abate such Infringement within a period of [***] after notice by Valentis to Schering requesting action, Valentis shall have the right, but not the obligation, to institute and/or prosecute and control an action or proceeding in its name with respect to such an Infringement by counsel of Valentis’ choice, and Schering shall have the right to be represented in any such action by counsel of its own choice and at its own expense.  If one Party brings any such action or proceeding, the other Party agrees to be joined as a party plaintiff if necessary to prosecute the action or proceeding and to give the first Party commercially reasonable assistance and authority to file and prosecute the suit.

All damages or other monetary awards recovered pursuant to this Section 16.1.2 shall be paid and applied as follows: (i) first, to reimburse the costs and expenses (including reasonable attorneys’ fees and costs) of the Party bringing suit, then to the costs and expenses, if any, of the other Party; [***].

Notwithstanding anything to the contrary herein, this Section 16.1.2 shall not apply to the extent it is inconsistent with any license agreement between Valentis and a Third Party, which license rights are sublicensed to Schering under this Agreement.

Except as specified in this Section 16.1.2 as to enforcement with respect to an Infringement on account of the manufacture, use, importation, sale or offer for sale of Products, Valentis shall have the sole right, in its sole discretion, to enforce any and all Patents within the Valentis Intellectual Property, and to institute, prosecute and control any action or proceeding related thereto, and shall retain any and all monies recovered therefrom, through judgment, settlement or otherwise.  Schering agrees to be joined as a party plaintiff if necessary to prosecute the action or proceeding.

16.1.3       Settlement with a Third Party.  The Party that controls the prosecution of a given action shall also have the right to control settlement of such action; provided, however, that if one Party controls, no settlement shall be entered into without the written consent of the other party (which consent shall not be unreasonably withheld) if such settlement would materially and adversely affect the interests of such other Party.  Any amounts received in settlement of any action shall be [***].

16.2        Infringement of Third Party Rights.

16.2.1       Principle.  If the sale of any Product is alleged to infringe, or if Schering or its Affiliates or sublicensees receive notice of or is sued for infringement of, a patent owned or licensed by a Third Party, which infringement is alleged based on Schering or its Affiliates or sublicensees practice or intended practice of the Valentis Intellectual Property, Schering may request a meeting with Valentis to discuss what action should be taken and if requested, Valentis will cooperate fully with Schering in defending such action.  [***].  Schering will be solely responsible for the defense or settlement of any such patent infringement claim or lawsuit, including all expenses and amounts payable as damages or in settlement, provided that [***] and further provided that [***].
16.2.2       [***].  In case of infringement or alleged infringement of the [***] arising from or occurring as a result of the use, testing, operation, sale, manufacture, distribution or Commercialization of Products by Schering, its Affiliates or sub-licensees, as the case may be, [***].

16.3        Trademarks and Domain Names

16.3.1       Schering Trademarks.  Subject to Section 16.3.5, Schering shall be responsible for the selection, registration and maintenance of all trademarks which it employs in connection with the marketing, sale or distribution of the Products (the “Schering Trademarks”).  Schering shall own and control such Schering Trademarks and pay all relevant costs thereto.

16.3.2       Valentis recognizes the exclusive ownership by Schering of any proprietary Schering name, logotype or Schering Trademarks.  Valentis shall not, either while this
Agreement is in effect, or at any time thereafter, register, use or challenge or assist others to challenge the Schering Trademarks nor shall Valentis attempt to obtain any right in or to any name, logotype or trademark confusingly similar for the marketing, sale or distribution of any goods or products, notwithstanding whether such goods or products have a different use or are dissimilar to the Products.

16.3.3       Only Schering will be authorized to initiate at its own discretion legal proceedings against any infringement or threatened infringement of a Schering Trademark

16.3.4       Schering shall be responsible for the registration, hosting, maintenance and defense of the Schering Trademarks as domain names.  Schering may at its sole and absolute discretion register in its own name or in name of others, host on its own servers or on Third Party servers, maintain and defend such domain names and use them for websites.

16.3.5       Valentis Trademarks.  Schering recognizes the exclusive ownership by Valentis of the PINC™ and GeneSwitch® trademarks (the “Valentis Trademarks”).  Valentis hereby grants to the Schering a non-exclusive, sublicensable license to use the Valentis Trademarks solely in connection with Products developed and Commercialized by Schering pursuant to this Agreement.  Title to and ownership of the Valentis Trademarks shall remain with Valentis.  Schering shall not take any action inconsistent with Valentis’ ownership of the Valentis Trademarks, and any benefits accruing from use of such mark shall automatically vest in Valentis.  Schering shall not create any combination marks with the Valentis Trademarks.  Valentis may terminate the foregoing license to use the Valentis Trademarks if, in its reasonable discretion, Schering’s use of the Valentis Trademarks tarnishes, blurs or dilutes the quality associated with the Valentis Trademarks or the associated goodwill and such use is not discontinued within ten (10) days of Schering’ s receipt of notice to such effect from Valentis.

16.3.6       Infringement of Valentis Trademarks.  Only Valentis will be authorised to initiate at its own discretion, legal proceedings against any infringement or threatened infringement of a Valentis Trademark.

17           REPRESENTATIONS, WARRANTIES AND COVENANTS

17.1        Representations and Warranties.

17.1.1       Each of the Parties hereby represents and warrants to the other Party that (i) it is a corporation duly organized validly existing under the laws of Delaware (in the case of Valentis) or under the laws of Germany (in the case of Schering); and (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part.

17.1.2       Valentis hereby represents and warrants to Schering as follows:

(1)           Valentis has not granted, and during the term of the Agreement will not grant, any right to any Third Party relating to the Valentis Intellectual Property which would conflict with the rights granted to Schering hereunder.

(2)           As of the Effective Date, the information provided by Valentis to Schering is fair, accurate and representative of all the information in its possession concerning efficacy, side effects, injury, toxicity or sensitivity, reaction and incidents of severity thereof, associated with any clinical use, studies, investigation or tests with the Valentis Delivery Technologies, whether or not determined to be attributable to the Valentis Delivery Technologies.

(3)           As of the Effective Date, except as it may have previously disclosed to Schering in writing, Valentis has not received any notices of infringement or any written communications relating in any way to a possible infringement with respect to the Valentis Delivery Technologies and any potential Products, and that Valentis is not aware that the manufacture, use or sale of the Products infringe any valid Third Party patent rights.

(4)           As of the Effective Date, Valentis is not aware of any prior act or any fact which causes it to conclude that any Valentis Patent is invalid or unenforceable.

(5)           Valentis has complied in all material respects with the terms of each Third Party license listed on Appendix 2.2 hereto relating to the Products, and during the term hereof will comply in all material respects, and use all reasonable efforts to keep in full force and effect each such license for such time as the applicable sublicense to Schering under this Agreement remains in effect.  [***].

(6)           Valentis has obtained all right, title and interest in and to all rights to the Valentis Delivery Technologies and the Valentis Intellectual Property, or licenses thereto as the case may be, free and clear of any liens, encumbrances or rights to repurchase;

(7)           During the term hereof, Valentis will not grant a lien on this Agreement or on any of Valentis’ rights or obligations hereunder or on the Valentis Intellectual Property.

(8)           With respect to any Patents listed on Appendix 1.30 [***], Valentis is the exclusive licensee of such Patent rights, and has the ability to grant exclusive sublicenses to Schering as contemplated under Parts II and III of this Agreement.

(9)           Valentis has [***].

17.2        Performance by Affiliates.  The Parties recognize that each Party may perform some or all of its obligations under this Agreement through Affiliates, provided however, that each Party shall remain responsible for and be a guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.

17.3        Governmental Compliance.  Schering shall at all times during the term of this Agreement, and for so long as it shall sell Products, comply and cause its sublicensees to comply with all local, state, federal and foreign formalities, laws, orders, rules decrees or regulations that may control the import, export, manufacture, use or sale of Products or any other activity undertaken pursuant to this Agreement.

18           INDEMNITY

18.1        Indemnification for Breach of Representations and Warranties.  Each Party hereby agrees to save, defend and hold the other Party and its directors, officers, agents and employees (each an “Indemnitee”) harmless from and against any and all liabilities, damages, costs, expenses and/or losses, including reasonable legal expenses and attorneys’ fees (collectively “Losses”) resulting from a claim, suit or proceeding made or brought by a Third Party against an Indemnitee, arising from or occurring directly or indirectly as a result of the breach of any representation or warranty made by such Party hereunder.

18.2        Indemnification with respect to Products.  With respect to Products, Schering agrees to save, defend and hold Valentis and its directors, officers, agents and employees (each a “Valentis Indemnitee”) harmless from and against any and all Losses resulting from a claim, suit or proceeding made or brought by a Third Party against a Valentis Indemnitee, arising from or occurring as a result of the use, testing, operation, sale, manufacture, distribution or Commercialization of Products, except to the extent that such Losses result from the negligence or willful misconduct of Valentis or a breach by Valentis of any warranty, covenant or obligation under Article 17, in which case Valentis hereby agrees to save, defend and hold Schering and its directors, officers, agents and employees harmless from any and all such Losses.

18.3        Notification of Claim; Conditions to Indemnification Obligations.  As a condition to a Party’s right to receive indemnification under this Article 18, such Party shall: (i) promptly notify the other Party as soon as the Party seeking indemnity becomes aware of a claim or action for which indemnification may be sought pursuant hereto; (ii) cooperate with the indemnifying

Party in the defense of such claim or suit, at the expense of the indemnifying Party; and (iii) permit the indemnifying Party to control the defense of such claim or suit, including, without limitation, the right to select defense counsel.  In no event, however, shall the indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of the indemnified Party, or that otherwise materially affects the indemnified Party’s rights under this Agreement, without the prior written consent of the indemnified Party.  The indemnifying Party will have no liability under this Article 18 with respect to claims or suits settled or compromised without its prior written consent.

18.4        Insurance.  Schering and Valentis each represents and warrants that it is covered and will continue to be covered, and will require its Affiliates and, for Schering, its sublicensees, to be covered, by a comprehensive general liability insurance program which covers all activities and obligations of Schering or Valentis, as the case may be, and its Affiliates and sublicensees, hereunder.  Each Party shall provide the other with written notice at least fifteen (15) days prior to any cancellation or material change in such insurance programs to the extent that any such change or cancellation would affect its ability to meet its obligations under this Section 18.4.  Each Party shall maintain, and shall require its Affiliates and sublicensees hereunder to maintain, such insurance programs, or other programs with comparable coverage, beyond the expiration or termination of this Agreement during (i) the period that any Product is being commercially distributed or sold by Schering, its Affiliates or a sublicensee, and (ii) a commercially reasonable period thereafter.

19           TERM AND TERMINATION

19.1        Term.  The term of this Agreement shall commence on the Effective Date and, unless sooner terminated as provided herein, shall continue in full force and effect until the expiration of the last of the Royalty Terms.

19.2        Termination at Will.  Notwithstanding any other term of provision hereof expressly or impliedly to the contrary, Schering may terminate (i) this Agreement in its entirety, (ii) only one or several Parts of it or (iii) each License on a country-by-country and/or Product-by-Product basis, and be fully released from any corresponding obligations hereunder (except as expressly provided for herein) at any time, upon ninety (90) days’ advance written notice to Valentis.

19.3        Termination for Cause.  If either Party commits a material breach of this Agreement, the other Party may notify the breaching Party in writing of such breach, setting forth the nature of the breach in reasonable detail.  If the breaching Party fails to cure such breach within thirty (30) days (in the case of a payment due on this Agreement) or one hundred twenty (120) days (in the case of any other breach) of the receipt of the foregoing notice from the non-breaching Party, then, subject to the terms of this Section 19.3, the non-breaching Party may terminate (i) the respective Part of this Agreement or (ii) if the breach is of a general nature having a material impact on all Parts, the entire Agreement effective immediately upon a second written notice to the breaching Party, provided, however, that [***].  The right of either Party to terminate this Agreement as hereinabove provided shall not be affected in any way by its waiver of, or failure to take action with respect to any previous default.

19.4        Termination for Insolvency.  To the extent permitted by applicable law, in the event that one of the Parties hereto shall go into liquidation, a receiver or a trustee be appointed for the property or estate of that party and said receiver or trustee is not removed within sixty (60) days, or the Party makes an assignment for the benefit of creditors other than in the normal course of business (each a “Bankruptcy Event”), and whether any of the aforesaid events be the outcome of the voluntary act of that Party, or otherwise, the other Party shall be entitled to terminate this Agreement (or in the event that Valentis suffers such a Bankruptcy Event, Schering may effect its rights described in Section 19.5.3 forthwith by giving written notice to Valentis).

19.5        Effect of Expiration or Termination.

19.5.1       In the event that this Agreement is terminated by Schering in one or more countries or for one or more Products or for one or more Parts or Licenses or in its entirety pursuant to Section 19.2 above, or by Valentis pursuant to Sections 19.3 or 19.4 above, Schering will, with respect to each License, country or Product (except where a Product containing the same Gene and using the same Valentis Delivery Technology is still under development or being Commercialized in the relevant country), as the case may be, (i) deliver to Valentis the Valentis Know-How, in either case relating solely to the License, country or to the Product, as the case may be, that is the subject of the termination; (ii) not use the Valentis Know-How as long as it has to be kept confidential pursuant to Section 20.7 hereof in such country or with respect to such License or Product, as the case may be; (iii) not infringe any of the Valentis Patents in such country or with respect to such License or Product, as the case may be; and (iv) make all payments accrued under this Agreement with respect to such License, country or such Product, as the case may be.  In the event that this Agreement is terminated by Valentis pursuant to Sections 19.3 or 19.4 above, all rights and licenses granted to Schering hereunder shall terminate immediately.

19.5.2       Confidential Information.  In the event of expiration or termination of this Agreement, each Party shall promptly return, or at the other Party’s request destroy, any Confidential Information of the other Party in such Party’s possession or control at the time of termination, provided that each party may retain one copy of the other party’s Confidential Information in its legal files for the purposes of monitoring its ongoing obligations under this Agreement.

19.5.3       In the event of a Bankruptcy Event described in Section 19.4 by Valentis Schering may elect in lieu of terminating this Agreement to declare the licenses granted pursuant to this Agreement to be irrevocable.  From the date of receipt of notice of such election, Valentis shall have no further rights or obligations under this Agreement, except that Valentis may enforce any financial obligations of Schering.

19.6        Survival.  Articles 17, 18, 19.5, 20 and 21.3 shall survive expiration or termination of this Agreement for any reason.

20           CONFIDENTIALITY

20.1        Confidentiality and Non-Use.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any proprietary information, materials and technical and business information, including but not limited to the Valentis Delivery Technologies, Technical Information, data related to the Genes and the Products, disclosed to it by the other Party (collectively “Confidential Information”), except to the extent that it can be established by the receiving Party that such Confidential Information:

(a)  was in the receiving Party’s or its Affiliates’ possession, other than under an obligation of confidentiality, prior to receipt from the disclosing Party; (b) is or becomes, through no fault of the receiving Party or its Affiliates or sublicensees hereunder, publicly known; (c) is furnished to the receiving Party by a Third Party without breach of a duty to the disclosing Party; or (d) is independently developed by the receiving Party or its Affiliates without use of, application of or access to the disclosing Party’s Confidential information, as documented in its corporate records.

20.2        Authorized Disclosure.  Each Party may disclose Confidential Information of the other
Party hereunder to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, filing or updating any Drug Approval Application, complying with applicable governmental regulations or conducting Preclinical Development or Clinical Development or CMC/Manufacturing of any Product, provided that if a Party is required by law or regulation to make any such disclosures of the other Party’s Confidential Information it will, except where impracticable for disclosures required by law or exigent circumstances, for example in the event of a medical emergency, give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed.  In addition, each Party shall be entitled to disclose, under a binder of confidentiality, Confidential Information of the other Party to any Third Party for the purpose of carrying out the purposes of this Agreement.  Without prejudice to the generality of the foregoing, Schering, its Affiliates, contract partners and sub-licensees shall be authorized to use all Confidential Information for the purposes of developing, seeking and obtaining Regulatory Approval of and for Commercializing Products.

20.3        Identity of Genes.  The Parties agree that the identity of the Genes shall be treated as
Confidential Information of Schering under this Article 20, provided, however, that Valentis shall be entitled to [***].

20.4        Use of Names  Neither Party shall use the name of the other Party in relation to this transaction in any public announcement, press release or other public document without the written consent of such other Party, which consent shall not be unreasonably withheld or delayed: provided, however, that either Party may use the name of the other Party in any document filed with any regulatory agency or authority to comply with legal or regulatory requirements, including the FDA, the EMEA and the Securities and Exchange Commission, in which case Schering shall be referred to as “Schering AG, Germany”.

20.5        Termination of Prior Agreements.  This Agreement supersedes any prior Confidentiality Agreements entered into between the Parties, provided that all non-public information that was exchanged under such previous agreements shall be treated as Confidential Information of the disclosing Party under this Article 20.

20.6        Terms of Agreement.  The terms of this Agreement shall be Confidential Information of both Parties, and subject to the terms of this Article 20.  Notwithstanding the foregoing, either Party may make a disclosure of terms of this Agreement if, but only to the extent, such disclosure is required by applicable law, in which case it will, however, notify the other Party before the disclosure is made.  Subject to the foregoing, the Parties will agree on the wording of a mutually acceptable press release regarding the Agreement, which will however not be issued without the other Party’s prior written consent.

20.7        Termination.  All obligations of confidentiality and non-use imposed under this Article 20 shall expire ten (10) years after the date of expiration or termination of this Agreement.

21           MISCELLANEOUS

21.1        Further Assurances.  From time to time during the term of this Agreement, each Party shall at the reasonable request of the other Party (a) deliver to such other Party such records, data or other documents consistent with the provisions of this Agreement, and (b) take or cause to be taken all such other actions, as such other Party may reasonably deem necessary or desirable in order for such Party to obtain the full benefits of this Agreement, including but not limited to the recordal of any License granted hereunder, and the transactions contemplated thereby.

21.2        No Implied Rights.  Only the rights granted pursuant to the express terms of this Agreement shall be of any legal force or effect.  No other license rights shall be granted or created by implication, estoppel or otherwise.

21.3        Limitation of Liability.  EXCEPT AS ARISE IN CONNECTION WITH A PARTY’S
OBLIGATIONS OF INDEMNIFICATION PURSUANT TO ARTICLE 18, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, CONSEQUENTLY, INDIRECT, PUNITIVE OR SPECIAL DAMAGES OF THE OTHER PARTY ARISING OUT OF OR RELATED TO THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.

21.4        Governing Law.  This Agreement shall be governed by, and construed and interpreted, in accordance with the internal laws of the state of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the state of New York to the rights and duties of the Parties.

21.5        Force Majeure.  Except for the payment of money, neither Party shall be held responsible for any delay or failure in performance hereunder caused by strikes, embargoes, unexpected government requirements, civil or military authorities, acts of God, earthquake, or by the public enemy or other causes reasonably beyond such Party’s control and without such Party’s fault or negligence; provided that the affected Party notifies the unaffected Party as soon as reasonably possible, and resumes performance hereunder as soon as reasonably possible following cessation of such force majeure event.

21.6        Independent Contractors.  The relationship of Valentis and Schering established by this
Agreement is that of independent contractors.  Nothing in this Agreement shall be construed to create any other relationship between Valentis and Schering.  Neither Party shall have any right, power or authority to bind the other or assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other.

21.7        Assignment.  Schering may assign any of its rights or obligations under this Agreement in any country to any of its Affiliates, provided however that such assignment shall not relieve Schering of its responsibilities for performance of its obligations under this Agreement.  Either Party may transfer or assign its rights and obligations under this Agreement, without consent, to a successor to all or substantially all of its business or assets relating to this Agreement, whether by sale, merger, operation of law or otherwise, provided that, in the event of such sale or merger, [***].  Except as provided herein, the Parties agree that their rights and obligations under this Agreement may not be transferred or assigned without the prior written consent of the other Party hereto, which consent may be withheld in such other Party’s sole discretion.  Any assignment not in accordance with this Agreement shall be void.

21.8        Notices  Any notice, report, communication or consent required or permitted by this Agreement shall be in writing and shall be sent (a) by prepaid registered or certified mail, return receipt requested, (b) by express delivery service by an internationally recognized courier, or (c) via confirmed facsimile or telecopy, followed within five (5) days by a copy mailed in the preceding manner, addressed to the other Party at the address shown below or at such other address for which such Party gives notice hereunder.  Such notice will be deemed to have been given when delivered or, if delivery is not accomplished by some fault of the addressee, when tendered.

If to Valentis:                                        Valentis, Inc.

                                                                863A Mitten Road

                                                                Burlingame, California 94010, USA

                                                                Attn: Chief Executive Officer

                                                                Facsimile: +1 (650) 652-1990

If to Schering:                                       Schering AG

                                                                Mülerstr. 178

                                                                13353 Berlin, Germany

                                                                Attn: Legal Department

                                                                Facsimile: +49-30-46814086

                                                                With a copy to:

                                                                Berlex Biosciences

                                                                2600 Hilltop Drive

                                                                Richmond, CA 94806, USA

                                                                Attn: Legal Department

                                                                Facsimile: +1 (510) 669-4350

21.9        Severability  In the event that any provisions of this Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision.  In such event the Parties shall, in good faith, negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the Parties entering this Agreement.

21.10      Modification; Waiver.  This Agreement may not be altered, amended or modified in any way except by a writing signed by both Parties.  The failure of a Party to enforce any rights or provisions of the Agreement shall not be construed to be a waiver of such rights or provisions, or a waiver by such Party to thereafter enforce such rights or provision or any other rights or provisions hereunder.  No waiver shall be effective unless made in writing and signed by the waiving Party.

21.11      Entire Agreement.  The Parties hereto acknowledge that this Agreement, together with the Appendices attached hereto, set forth the entire agreement and understanding of the Parties hereto as to the subject matter hereof, and supersedes all prior and contemporaneous discussions, agreements and writings in respect hereto.

21.12      Headings.  The article, section and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of the articles, sections or paragraphs to which such headings apply.

21.13      Counterparts.  This Agreement may be executed in two or more counterparts (and by facsimile), each of which shall be deemed an original and all of which together shall constitute one instrument.

21.14      Ambiguities.  Ambiguities, if any, in this Agreement shall not be construed against either Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

IN WITNESS WHEREOF, Valentis and Schering have executed this Agreement by their respective duly authorized representatives.

VALENTIS, INC.		SCHERING AG
(“Valentis”)		(“Schering”)

Date:	19 Dec 02	Date:	19 Dec 02
By:	/s/ Benjamin F. McGraw, III	By:	/s/ Björn Wallmark
Name:	Benjamin F. McGraw, III	Name:	Prof. Dr. Björn Wallmark
Title:	Chairman, President & CEO	Title:	Head of Corporate Research

		Date:	19 Dec 02
		By:	/s/ Barbara Putz
		Name:	Dr. Barbara Putz
		Title:	Head of Corporate Clinical Development Specialized Therapeutics Europe

Appendix 1.20

Patents relating to Electroporation

family	Patent No. or Application Serial No.	Title	Inventor(s)	Issue Date or Filing Date
1	US 5,273,525	Injection and Electroporation Apparatus for Drug and Gene Delivery	Hofmann	Dec. 28, 1993

2	US 5,439,440	Electroporation System with Voltage Control Feedback for Clinical Applications	Hofmann	Aug. 8, 1995
	US 5,702,359	Needle Electrodes for Mediated Delivery of Drugs and Genes	Hofmann, Gilbert, Hayakawa, Heller and Jaroszeski	Dec. 30, 1997
	PCT/US96/07470	(WO96/39226)		5/22/96
	*EP 0874663 B1	Apparatus For Treatment Using Electroporation-Mediated Delivery of Drugs and Genes	Dev, Hofmann, Gilbert, Hayakawa, Heller and Jaroszeski	Sep. 29, 1999
	*BE, DE, DK, CH, NL, SE, MC, LU, ES, FI, FR, GB, GR, FE, IT, PT			9/29/99
	*AT2,182,083			9/29/99
*AU 702,054
	*CA 2,218,255			Nov. 20, 2001
	*KR 260,238			April 4, 2000
	*RUS			allowed
	*CN, *JP, *MX			PENDING
	US 5,993,434	Method of Treatment Using Electroporation Mediated Delivery of Drugs and Genes	Dev and Hofmann	Nov. 30, 1999
	US 6,451,002			Sep. 17, 2002
	US 6,428,341			July 9, 2002
	*10/053,861			1/17/02
	*10/177,560			6/21/02

3	US5,869,326	Electroporation Employing User-Configured Pulsing Scheme		Feb. 9, 1999
	US6,096,020 (DIV)			Aug. 1, 2000
	PCT/US97/01088	(WO98/10510)
	*EP, DE, FR, GB, IT, ES, SE			Apr. 10,2002
	*KR, *JP			Pending

4	US 6,055,453	Method and Apparatus For Using Electroporation-Mediated Delivery of Drugs and Genes	Hofmann et al.	Apr. 25, 2000
	US 6,233,482 (Divisional)			May 15, 2001
	US 6,068,650 (Divisional)			May 30, 2000
	US 09/189,064 (Divisional)			Abandoned
	US 6,216,034 (Divisional)			April 10, 2001
	US 6,014,584 (Divisional)			Jan. 11, 2000
	PCT/US98/16101	(WO99/06101)		7/31/98
	*AR P980104103			Abandoned
*AU 734,343
	*BR P19806069-4			Jul. 31, 1998
	*CA 2,268,026			Jul. 31, 1998
	*CN 98801461.0			Jul. 31, 1998
	*EP 98938256.9			Jul. 31, 1998
	*JP 11-511309			Jul. 31, 1998
	*KR 101999700278			Jul. 31, 1998
	*MX 99 3016			Jul. 31, 1998
	*RU 99109111			allowed
	*SG 9901969-7			allowed
	*TW 118,054			Nov. 28, 2000
	*WO 98/16042			Jul. 31, 1998
	*ZA 98/7596			Aug. 31, 1999
	*SA 98/7596			Aug. 31, 1999
	US 6,241,701 (CIP)			June 5, 2001
	PCT/US99/24787	(WO 00/23143)		10/21/99
*AR, AU, CA, EP, HK, TW
	*09/861,016			allowed
	*09/900,601			7/5/01

5	US 6,027,488	Flow-through Electroporation System for Ex Vivo Gene Therapy	Hofmann, Rabussay	Feb. 22, 2000
	PCT/US99/12136	(WO99/62592)		6/1/99
	*AU746,484			allowed
	*CA, *EP, *JP			pending
	*09/470,567			12/22/99

6	*US 09/352,809	Skin and Muscle-Targeted Gene Therapy By Pulsed Electrical Field	Dev, Hofmann, Nolan, Rabussay, Tonnessen, Widera, Zhang	July 13, 1998
	PCT/US99/15755	(WO 00/02621)		July 13, 1999
*EP, *AU, *CA, *JP

7	*09/567,404	Method of Electroporation Enhanced Molecule Delivery	Dev at al.	Allowed
	PCT/US00/12657	(WO 00/67837)

Appendix 1.30

GeneSwitch® Patents

Serial Number		Title	Status

1	US 5,364,791	Progesterone Receptor Having C Terminal Hormone Binding Domain Truncations (Assigned to Baylor College of Medicine and exclusively licensed to Valentis via GeneMedicine)	issued 11/15/94 on Serial No. /882771 (original priority 05/14/92)

	WO93/23431	Mutated Steroid Hormone Receptors, Methods for Their Use and Molecular Switch for Gene Therapy	filed 5/11/93 as PCT/US93/04399; evolved
	AU 685054		issued
	AU 724598		issued
	EPC 93911198.5		pending
	CA 2,135,644		pending
	JP 503676		pending
	US 5,874,534	Mutated Steroid Hormone Receptors, Methods for Their Use and Molecular Switch for Gene Therapy	CIP issued 2/23/99 on 08/479846 filed 6/6/95

	US 5,935,934	Same as above	issued 8/10/99 on 08/454,418 filed 5/30/95

	09/465,133		pending
	US 6,416,998	Modified Steroid Hormones for Gene Therapy and Methods for Their Use	CIP, issued 7/9/2002 on 08/479,913 filed 6/7/95

	WO9818925	Modified Glucocorticoid Receptors, Glucocorticoid Receptors/Progesterone Receptors Hybrids	filed 10/28/97 as PCT/US97/19607; evolved
	AU 69089		pending
	JP 520723		pending
	CA 2,269,642		pending
	EPC 97949348.3		pending
	10/124,741	CIP w/priority to 5/14/92	filed 4/16/02, pending
	10/124,739	CIP w/priority to 6/6/95	filed 4/16/02, pending

2	WO/0224899	Improved System for Regulation of Transgene Expression (Assigned to Valentis)	filed as PCT/US01/30305 on 09/25/01, priority to 09/25/00

TRADEMARK/SERVICEMARK

Serial Number		Mark	Status/Notes
1.	US 75/189340	GeneSwitch®	Filed 10/29/96, Reg. 10/09/01 as 2,496,464

Appendix 1.62

PINC Patents

Serial Number		Title	Status

1	US 6,040,295	Formulated Nucleic Acid Compositions and Methods of Administering the Same for Gene Therapy (Polymer formulations for gene delivery to muscle; PVP, PVA, PEG, PG; assigned to Valentis)	issued from US 08/372,213, filed 01/13/95
	WO9621470	(~PCT/US95/017038)	evolved
	EP95944270.8		pending
	AU 703419		granted
	AU 744010		granted
	CA 2210132		pending
	JP 521697		pending
	US 08/798,974		CIP, allowed

2	WO 01/65911	Improved Poloxamer Compositions for Nucleic Acid Delivery (select poloxamer and poloxamine formulations for gene delivery; assigned to Valentis)	filed as PCT/US01/06831 on 03/03/01 w/ priority from 03/03/00; evolved

	US	National stages entered 9/3/02	CIP filed from PCT, 9/3/02
	EP		pending
	JP		pending
	CA		pending
	AU		pending
	BR		pending

3	WO/0166149	Nucleic Acid Compositions and Methods of Administration for Gene Therapy (polyanionic formulations including poly-L—glutamate formulations with electroporation; assigned to Valentis)	filed as PCT/US01/06953 on 03/03/01 w/priority from 03/03/00; evolved
	US	National stages entered 9/3/02	pending
	EP		pending
	JP		pending
	CA		pending
	AU		pending
	BR		pending

Appendix 1.70

SUPPLIES AND TECHNICAL INFORMATION

PINC

Supplies

[***]

Technical Information

[***]

[***]

GENESWITCH

Supplies

[***]

Technical Information

[***]

[***]

ELECTROPORATION

Supplies

[***]

Technical Information

[***]

Appendix 2.2

Valentis Third Party Licenses

[***]

Appendix 4

Terms and Supply of Electroporation Devices

•                    Valentis to supply to Schering [***].

•                    If the Devices are obtained from [***], the supply price for Devices [***].  If the Devices are obtained from [***], the supply price for the Devices [***].

•                    The supply price for Devices for [***].

•                    The supply agreement shall contain appropriate quality assurance provisions, including for compliance with specifications, and [***].

Appendix 5.3.1

Calculation of Royalties

	[***]		[***]
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[***]